UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 19, 2024

AMN HEALTHCARE SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16753	06-1500476
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2999 Olympus Boulevard, Suite 500 Dallas, Texas 75019
(Address of principal executive offices) (Zip Code)

(866) 871-8519
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AMN	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 — Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders (the “Annual Meeting”) of AMN Healthcare Services, Inc. (the “Company”) held on April 19, 2024, the Company’s shareholders voted on four proposals as set forth below, each of which is described in greater detail in the Company’s proxy statement filed on March 5, 2024 for the Annual Meeting (the “Proxy Statement”). The number of votes cast for and against, and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

1.	The individuals listed below were elected at the Annual Meeting by the vote set forth in the table immediately below to serve as directors of the Company until the next annual meeting of shareholders or until each of their respective successors have been duly elected and qualified:

Directors	For	Against	Abstain	Broker Non-Votes
Jorge A. Caballero	33,132,881	115,452	28,411	1,640,788
Mark G. Foletta	32,655,546	593,946	27,252	1,640,788
Teri G. Fontenot	33,177,889	70,207	28,648	1,640,788
Cary S. Grace	32,705,987	539,333	31,424	1,640,788
R. Jeffrey Harris	32,440,818	808,275	27,651	1,640,788
Daphne E. Jones	33,153,836	95,103	27,805	1,640,788
Sylvia D. Trent-Adams	33,089,341	158,618	28,785	1,640,788
Douglas D. Wheat	31,796,367	1,453,289	27,088	1,640,788

2.	The approval, on an advisory basis, of the compensation awarded to the Company’s named executive officers, as described in the Proxy Statement. This proposal was approved as set forth immediately below:

For	Against	Abstain	Broker Non-Votes
31,193,222	2,035,138	48,384	1,640,788

3.	The ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. This proposal was approved as set forth immediately below:

For	Against	Abstain	Broker Non-Votes
34,172,443	723,487	21,602	-

4.	The approval of a proposed amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation to provide for exculpation of certain officers of the Company from personal liability under certain circumstances as permitted by Delaware law.

For	Against	Abstain	Broker Non-Votes
27,966,054	5,264,936	45,754	1,640,788

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMN Healthcare Services, Inc.

Date: April 22, 2024	By:	/s/ Cary Grace
	Name:	Cary Grace
	Title:	Chief Executive Officer